UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23861

SEI Alternative Income Fund

(Exact name of registrant as specified in charter)

________

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

(610) 676-1000

c/o Timothy D. Barto, Esq.

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3649

Date of fiscal year end: August 31, 2024

Date of reporting period: August 31, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

August 31, 2024

Annual Report

SEI Alternative Income Fund

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Trust	22
Disclosure of Fund Expenses	26
Notice to Shareholders	27

LETTER TO SHAREHOLDERS

August 31, 2024 (Unaudited)

To Our Shareholders

During the period from SEI Alternative Income Fund’s inception date of October 31, 2023, to the end of the Fund’s fiscal year on August 31, 2024, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, and growing geopolitical tensions. Global markets rallied in the second half of the period in response to generally positive corporate results and investors’ hopes that the Federal Reserve (Fed) and other global monetary policy-makers would pivot to cutting interest rates as inflation cooled.

The Fed left its benchmark rate unchanged in a range of 5.25% to 5.50% over the reporting period. In a statement announcing its rate decision following its meeting in late July 2024, the central bank appeared to leave the door open to a rate cut in September. The Federal Open Market Committee (FOMC) commented, “Inflation has eased over the past year but remains somewhat elevated. In recent months, there has been some further progress toward the Committee’s 2 percent inflation objective.” The Fed’s characterization of inflation as “somewhat elevated” represented a more dovish tone. The FOMC reaffirmed its dual mandate of achieving both maximum employment and price stability, noting, “The economic outlook is uncertain, and the Committee is attentive to the risks to both sides of its dual mandate.” This language was a departure previous statements that the FOMC members were “highly attentive” to the risk of inflation.

Geopolitical events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war, and later, escalating tensions in the Middle East. Russia’s invasion of Ukraine marked its second anniversary in February 2024, with little hope for a resolution in the near term.

The war between Israel and Hamas, a militant Palestinian nationalist group based in the West Bank and Gaza Strip which seeks to establish an independent Islamic state in Palestine, continued during the reporting period. Long-simmering tensions in the Middle East had escalated to war following a surprise attack on Israel by Hamas in early October 2023. In a related development, Israel took responsibility for the death of Fuad Shukr, a senior military commander for Iran-backed Lebanese militia Hezbollah, in retaliation for the bombing of a soccer field in the Israeli-controlled Golan Heights on July 27, which resulted in the deaths of 12 children and teenagers. Additionally, Iran and Hamas blamed Israel for the assassination of Hamas political leader Ismail Haniyeh in Iran on July 30. The events ignited concerns that the ongoing Israel-Hamas military conflict may lead to a wider war in the Mideast.

Economic performance

Inflation in the U.S. continued to moderate over the reporting period. The Department of Labor reported that the consumer-price index (CPI) rose 0.2% in August 2024, matching the upturn in July. The 2.5% year-over-year advance in the index was down from the 2.9% annual rise in July, and represented the smallest annual increase since February 2021. Housing costs were up 5.2% year-over-year, and transportation 7.9% versus the same period in 2023. Conversely, prices for fuel oil and gasoline declined 12.1% and 10.3%, respectively, year-over-year. The 3.2% rolling 12-month rise in core inflation in August, as measured by the CPI for all items less food and energy, was unchanged from the annual rise in July, which was the smallest annual increase since April 2021.

According to the second estimate from the Department of Commerce, U.S. gross domestic product (GDP) increased at an annualized rate of 3.0% in the second quarter of 2024—up slightly from the government’s initial estimate of 2.8% and more than doubling the 1.4% rise in the first quarter of the year. The largest contributors to GDP growth for the second quarter included consumer spending, private inventory investment (a measure of the changes in values of inventories from one time period to the next), and nonresidential fixed investment (purchases of both nonresidential structures and equipment and software). Imports, which are subtracted from GDP, increased over the quarter. The government attributed the higher GDP growth rate in the second quarter relative to the previous three-month period to upturns in private inventory investment and consumer spending.

It appears that the U.K. economy slipped into recession—defined as two consecutive quarters of negative GDP growth—at the end of 2023. The Office for National Statistics (ONS) estimated that U.K. GDP fell 0.3% over the fourth quarter of last year, following a 0.1% dip during the third quarter. However, the economy rebounded somewhat in the first and second quarters of 2024, expanding 0.7% and 0.6%, respectively. According to Eurostat, eurozone GDP edged up 0.3% in both the first and second quarters of 2024, following a 0.1% dip for the fourth quarter of 2023. The

SEI Alternative Income Fund

LETTER TO SHAREHOLDERS (Continued)

August 31, 2024 (Unaudited)

economies of Poland, Ireland, and the Netherlands were the strongest performers for the second quarter, expanding 1.5%, 1.2%, and 1.0%, respectively. Conversely, GDP in Latvia and Sweden declined by corresponding margins of 1.1% and 0.8% during the month.

The ONS reported that inflation in the U.K., as measured by the CPI, dipped 0.2% in July 2024, down from the 0.1% increase in June. The CPI rose by a lower-than-expected annual rate of 2.2%, up slightly from the 12-month upturn of 2.0% for the previous month. The largest contributor to the year-over-year rise in inflation included costs for housing and household services prices (mainly gas and electricity), which more than offset declines in prices for restaurants and hotels. Core inflation, which excludes volatile food prices, rose at an annual rate of 3.3% in July, down from the 3.5% year-over-year increase in June. Eurostat pegged the inflation rate for the eurozone at 2.2% for the 12-month period ending in August, a decline from the 2.6% annual increase in July. Costs in the services sector rose 4.2% for the period, up from the 4.0% annual gain in July. Prices for food, alcohol and tobacco increased 2.4% year-over-year in August, marginally higher than the 2.3% annual rate for the previous month. Non-energy industrial goods increased 0.4% over the previous 12 months, down from the 0.7% annual rise in July, while energy prices fell 3.0% following a 1.2% year-over-year rise in July. Core inflation, which excludes volatile energy and food prices, increased at an annual rate of 2.8% in August, slightly lower than the 2.9% year-over-year upturn in July.

Market developments

Global fixed-income assets, as represented by the Bloomberg Global Aggregate Bond Index, returned 0.9% in U.S. dollar terms for the 12-month reporting period. Global high-yield bonds significantly outperformed investment-grade corporate and government counterparts. In the U.S., high-yield bonds ended the period with substantial gains, outperforming investment-grade corporate bonds, mortgage-backed securities (MBS), and comparable-duration U.S. Treasurys. The U.S. Treasury yield curve remained inverted (yields on shorter-term bonds exceeded those on longer-dated securities) until the last day of the reporting period, when it became virtually flat. (A flat yield curve occurs when there is little or no spread between short- and long-term yields and generally is viewed as a sign of uncertainty about future economic growth.) U.S. Treasury yields declined significantly across the curve over the period. The yields on 2-, 3-, 5-, and 10-year Treasury notes fell 1.16%, 1.11%, 1.11%, and 0.97%, respectively, over the reporting period. The yield spread between 10- and 2-year notes narrowed from -0.19% to flat (0.00%) during the period.

Our view

While it is understandable that investors were concerned over the extreme volatility in the market in August, SEI manages its portfolios for the long term. We remain focused on strategic asset allocation and prudent, thoughtful portfolio management through the market’s ups and downs. We continue to expect that the global economy will avoid recession in the near term, and we remain focused on longer-term trends as opposed to shorter-term variations in the economic data.

Despite the recent slowdown, inflation remains somewhat elevated, with core CPI running 3.2% year-over-year as of July. The labor market still appears to be on the tight side, and nominal wage growth remained relatively high through the first quarter; real wages, however, are finally rising owing to the lower inflation rate. We expect nominal wages to continue to post more moderate gains in the third quarter.

The eurozone economy looks to be accelerating modestly following a year of stagnation and mild recession, but the recovery still appears rather tentative. We think that the recent strengthening of the euro against the U.S. dollar, were it to be sustained, improves the chances of another rate cut by the ECB in September. The outcomes of the recent parliamentary election in the European Union (EU) and the National Assembly election in France aren’t expected to prevent a modest easing of policy rates, as long as inflation continues to moderate. It may, however, limit the decline in longer-term sovereign bond yields, as investors price in the impact of higher-for-longer fiscal deficits, especially in France. SEI emphasizes that a return to 0% and negative policy rates in the eurozone is highly unlikely in the years ahead, even against a recessionary backdrop.

SEI Alternative Income Fund

LETTER TO SHAREHOLDERS (Continued)

August 31, 2024 (Unaudited)

Sincerely,

James Smigiel

Chief Investment Officer

SEI Alternative Income Fund

LETTER TO SHAREHOLDERS (Concluded)

August 31, 2024 (Unaudited)

Index Definitions

Bloomberg Global Aggregate Index: is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

Bloomberg Global High Yield Index: tracks the performance of U.S. dollar-denominated high-yield, fixed-rate corporate bonds. Securities are classified as high yield if the rating of Moody's, Fitch Ratings, and S&P Global Ratings is Ba1/BB+/BB+ or below.

Bloomberg Global Aggregate - Corporate Index: tracks the performance of global investment- grade, fixed-rate corporate debt.

Bloomberg Global Treasury Index: tracks fixed-rate, local-currency government debt of investment-grade countries, including both developed and emerging markets..

Bloomberg U.S. Corporate High Yield Bond Index: tracks the performance of fixed-rate, publicly issued, non-investment-grade (rated BB+ or lower by S&P Global Ratings and Fitch Ratings or Ba1 or lower by Moody’s Investors Service) bonds.

Bloomberg U.S. Corporate Investment Grade Index: is a broad-based benchmark that tracks the performance of the investment-grade (rated BBB- or higher by S&P Global Ratings and Fitch Ratings or Baa3 or higher by Moody’s Investors Service), fixed-rate, taxable corporate bond market.

Bloomberg U.S. Treasury Index: tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg U.S. Mortgage Backed Securities Index: tracks the performance of fixed-rate agency mortgage-backed securities (MBS) guaranteed by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Freddie Mac (FHLMC).

SEI Alternative Income Fund

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2024 (Unaudited)

SEI Alternative Income Fund

I. Objective

The SEI Alternative Income Fund (the Fund) seeks to generate income and, to a lesser extent, seeks long-term capital appreciation.

II. Investment Approach

The Fund is managed directly by SEI Investments Management Corporation (SIMC).

III. Returns vs. Benchmark

The Fund (Class F shares) returned 9.68% from its inception on October 31, 2023, to the end of the reporting period on August 31, 2024, versus the 8.13% return of its benchmark, the J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (USD).

IV. Fund Attribution

Fund performance for the reporting period benefited from holdings in collateralized loan obligations (CLOs)—the asset class in which all of the Fund’s assets are invested. Whereas many risk assets, including CLOs faced a challenging market in 2022, performance in 2023 and for the first eight months of 2024 saw notable improvement. Floating-rate fixed-income securities performed particularly well following the Federal Reserve’s inflation-fighting interest-rate hikes that resulted in yields on loans and CLOs to rise to very high levels relative to historical standards. Consequently, the Fund’s strong performance for the reporting period was attributable primarily to high interest income. Additionally, many of the Fund’s original investments were purchased at discounted prices, and the better-than-expected fundamental backdrop in the financial markets led to a price gains across the portfolio’s holdings.

At the inception date, SIMC, the Fund’s manager, had a positive view on credit fundamentals and valuations and deployed nearly all of the Fund’s assets via secondary market transactions. The Fund’s portfolio was 100% investment grade-rated, defined as Baa/BBB rating or higher by credit-rating agencies S&P, Moody’s, and Fitch. The manager sold investments that became fully valued, and others were redeemed (most CLOs are callable at par value two years after the date of issuance), resulting in the Fund manager gradually reinvesting the proceeds into higher-yielding assets. At the end of the reporting period on August 31, 2024, slightly less than 18% of the portfolio’s assets were allocated to below-investment-grade CLO debt (roughly 12.5%) and CLO equity (approximately 5%).

Derivatives were not used for speculative purposes within the Fund during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Alternative Income Fund

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2024 (Unaudited)

SEI Alternative Income Fund (Concluded)

Average Annual Total Return[1]
Cumulative Since Inception
Class F Shares	9.68%
Class Y Shares	9.90%
JP Morgan Collateralized Loan Obligation Index (CLOIE) (USD)	8.13%

Comparison of Change in the Value of a $100,000 Investment in the SEI Alternative Income Fund, Class F Shares and Class Y Shares, versus the J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (USD).

[1]

For the period ended 8/31/2024. Past performance is no indication of future performance. Class F shares were offered beginning on 10/31/2023 and Class Y shares were offered beginning 10/31/2023. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Alternative Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

SEI Alternative Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 97.5%
Other Asset-Backed Securities — 97.5%

Apex Credit CLO, Ser 2019-1A, Cl D1RR
8.988%, TSFR3M + 3.850%, 07/18/2037(A)(B)	$1,000	$998
Apex Credit CLO, Ser 2020-1A, Cl CRR
7.973%, TSFR3M + 2.650%, 04/20/2035(A)(B)	1,000	999
Apex Credit CLO, Ser 2024-2A, Cl D1
8.919%, TSFR3M + 3.750%, 07/25/2037(A)(B)	750	750
Apidos CLO XXXVIII, Ser 2021-38A, Cl E2
13.294%, TSFR3M + 8.012%, 01/21/2034(A)(B)	1,100	1,114
Ares XXXIX CLO, Ser 2016-39A, Cl ER3
12.080%, TSFR3M + 6.750%, 07/18/2037(A)(B)	750	743
Atlas Senior Loan Fund XIII, Ser 2019-13A, Cl CR
8.194%, TSFR3M + 2.912%, 04/22/2031(A)(B)	1,000	1,003
Atlas Senior Loan Fund XXIII, Ser 2024-23A, Cl C
7.737%, TSFR3M + 2.400%, 07/20/2037(A)(B)	1,000	1,008
Battery Park CLO, Ser 2019-1A, Cl DR
9.051%, TSFR3M + 3.750%, 07/15/2036(A)(B)	500	498
Battery Park CLO, Ser 2019-1A, Cl E
12.551%, TSFR3M + 7.250%, 07/15/2036(A)(B)	350	349
Benefit Street Partners CLO XV, Ser 2018-15A, Cl SUB
0.000%, 07/18/2031(A)(B)(C)(D)	2,800	1,120
BlueMountain CLO XXXV, Ser 2022-35A, Cl A
6.832%, TSFR3M + 1.550%, 07/22/2035(A)(B)	1,000	1,003
Galaxy XV CLO, Ser 2013-15A, Cl DR
8.563%, TSFR3M + 3.262%, 10/15/2030(A)(B)	1,040	1,040
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl E
13.423%, TSFR3M + 8.250%, 07/25/2036(A)(B)	250	250
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl SUB
0.000%, 07/25/2036(A)(B)(C)(D)	400	353

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LCM, Ser 2024-31A, Cl ER
12.532%, TSFR3M + 7.250%, 07/20/2034(A)(B)	$500	$466
Marathon CLO XIII, Ser 2019-1A, Cl BLR
7.951%, TSFR3M + 2.650%, 04/15/2032(A)(B)	1,000	994
Marble Point CLO XVIII, Ser 2020-2A, Cl A1R
6.773%, TSFR3M + 1.472%, 10/15/2034(A)(B)	1,000	1,000
MidOcean Credit CLO III, Ser 2014-3A, Cl BR
7.344%, TSFR3M + 2.062%, 04/21/2031(A)(B)	1,250	1,250
Mountain View CLO XV, Ser 2019-2A, Cl CR
8.201%, TSFR3M + 2.900%, 07/15/2037(A)(B)	1,250	1,248
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl B1N
7.794%, TSFR3M + 2.512%, 04/20/2030(A)(B)	2,000	1,993
NGC, Ser 2024-1A, Cl D1
9.497%, TSFR3M + 4.200%, 07/20/2037(A)(B)	500	508
Ocean Trails CLO 8, Ser 2020-8A, Cl ERR
12.650%, TSFR3M + 7.500%, 07/15/2034(A)(B)	1,000	996
Ocean Trails CLO IX, Ser 2020-9A, Cl DR
9.313%, TSFR3M + 4.012%, 10/15/2034(A)(B)	1,250	1,244
Ocean Trails CLO X, Ser 2020-10A, Cl DR
9.283%, TSFR3M + 3.982%, 10/15/2034(A)(B)	1,500	1,510
Owl Rock Technology Financing, Ser 2020-1A, Cl A1R
8.351%, TSFR3M + 3.050%, 10/15/2035(A)(B)	1,250	1,266
Saranac CLO I, Ser 2013-1A, Cl DR
9.691%, TSFR3M + 4.412%, 07/26/2029(A)(B)	1,000	989
THL Credit Lake Shore MM CLO I, Ser 2019-1A, Cl A1R
7.263%, TSFR3M + 1.962%, 04/15/2033(A)(B)	1,250	1,255
THL Credit Wind River CLO, Ser 2015-1A, Cl C1
7.694%, TSFR3M + 2.412%, 10/20/2030(A)(B)	750	750
Venture XXX CLO, Ser 2017-30A, Cl C
7.513%, TSFR3M + 2.212%, 01/15/2031(A)(B)	1,000	999
Voya CLO, Ser 2015-3A, Cl DR
11.744%, TSFR3M + 6.462%, 10/20/2031(A)(B)	500	456

SEI Alternative Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2024

SEI Alternative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2016-2A, Cl DR
12.651%, TSFR3M + 7.372%, 07/19/2028(A)(B)	$500	$497
Wind River CLO, Ser 2021-3A, Cl D
8.894%, TSFR3M + 3.612%, 07/20/2033(A)(B)	1,000	986
Zais CLO, Ser 2018-1A, Cl D
8.213%, TSFR3M + 2.912%, 04/15/2029(A)(B)	1,000	999

Total Asset-Backed Securities
(Cost $29,953) ($ Thousands)		30,634

Total Investments in Securities — 97.5%
(Cost $29,953) ($ Thousands)		$30,634

Percentages are based on Net Assets of $31,419 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2024, the value of these securities amounted to $30,634 ($ Thousands), representing 97.5% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Level 3 security in accordance with fair value hierarchy.
(D)	No interest rate available.

Cl — Class
CLO — Collateralized Loan Obligation
Ser — Series
TSFR3M — Term Secured Overnight Financing Rate 3 Months

The following is a summary of the level of inputs used as of August 31, 2024, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset-Backed Securities	–	29,161	1,473	30,634
Total Investments in Securities	–	29,161	1,473	30,634

The following is a reconciliation of the Investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Investments in Asset-Backed Securities
Balance as of October 31, 2023	$-
Accrued discounts/premiums	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	166
Purchases	1,373
Sales	(66)
Net transfer into Level 3	-
Net transfer out of Level 3	-
Ending Balance as of August 31, 2024	$1,473
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$166

For the period ended August 31, 2024, there were no transfers in and out of Level 3 assets and liabilities.

Amounts designated as “-“ are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund

STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)

August 31, 2024

SEI Alternative Income Fund
Assets:
Investments, at value †	$30,634
Cash	702
Receivable for fund shares sold	73
Interest receivable	329
Receivable from investment adviser	26
Prepaid expenses	19
Total Assets	31,783
Liabilities:
Income distribution payable	23
Shareholder servicing fees payable, Class F	4
Accrued expense payable	337
Total Liabilities	364
Net Assets	$31,419
† Cost of Investments	$29,953
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$30,545
Total Distributable Earnings	874
Net Assets	$31,419
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.33
($17,676,023 ÷ 1,710,605 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.33
($13,743,083 ÷ 1,329,919 shares)

The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund

STATEMENT OF OPERATIONS ($ Thousands)

For the period ended August 31, 2024

SEI Alternative Income Fund*
Investment Income:
Interest income	$1,931
Total Investment Income	1,931
Expenses:
Investment advisory fees	295
Shareholder servicing fees Class F	30
Administration fees	23
Professional fees	305
Custodian/Wire agent fees	60
Registration fees	44
Printing fees	13
Other expenses**	44
Total Expenses	814
Less:
Waiver of investment advisory fees	(295)
Waiver of administration fees	(23)
Reimbursement from Administrator	(295)
Net Expenses	201
Net Investment Income	1,730
Net Realized Gain (Loss) on:
Investments	146
Net Realized Gain (Loss)	146
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	681
Net Change in Unrealized Appreciation (Depreciation)	681
Net Realized and Unrealized Gain (Loss)	827
Net Increase in Net Assets Resulting from Operations	$2,557

*	Commenced operations October 31, 2023.
**	Includes Trustees’ fees in the amount of $450.

The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund

STATEMENT OF CHANGES IN NET ASSETS ($ Thousands)

For the period ended August 31, 2024

SEI Alternative Income Fund
2024*
Operations:
Net investment income	$1,730
Net realized gain (loss)	146
Net change in unrealized appreciation (depreciation)	681
Net Increase in Net Assets Resulting from Operations	2,557
Distributions:
Class F	(868)
Class Y	(815)
Total Distributions	(1,683)
Capital Share Transactions:
Class F:
Proceeds from shares issued	16,443
Reinvestment of distributions	787
Net Increase in Net Assets from Class F Transactions	17,230
Class Y:
Proceeds from shares issued	12,500
Reinvestment of distributions	815
Net Increase in Net Assets from Class Y Transactions	13,315
Net Increase in Net Assets Derived from Capital Share Transactions	30,545
Net Increase in Net Assets	31,419
Net Assets:
Beginning of Period	—
End of Period	$31,419
Capital Share Transactions:
Class F:
Shares issued	1,634
Reinvestment of distributions	77
Net increase from Class F transactions	1,711
Class Y:
Shares issued	1,250
Reinvestment of distributions	80
Net increase from Class Y transactions	1,330

*	Commenced operations October 31, 2023.
Amount designated as "—" is $0.
The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund

FINANCIAL HIGHLIGHTS

For the period ended August 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
SEI Alternative Income Fund
Class F
2024(2)	$10.00	$0.64	$0.30	$0.94	$(0.61)	$—	$(0.61)	$10.33	9.68%	$17,676	1.00%	3.70%	7.50%	55%
Class Y
2024(2)	$10.00	$0.66	$0.30	$0.96	$(0.63)	$—	$(0.63)	$10.33	9.90%	$13,743	0.75%	3.46%	7.76%	55%

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Commenced operations on October 31, 2023. All ratios for the period have been annualized.

Amounts designated as "—" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2024

1. ORGANIZATION

SEI Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 1, 2023. The Fund is a non-diversified, closed-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the "Board"), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Fund’s Board of Trustees has designated SEI Investments Management Corporation ("SIMC") as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the "Rule") under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the "Committee") and has established a Valuation and Pricing Policy to implement the Rule and the Fund's Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the "Procedures"). As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Fund will value the security using the Fund’s Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Procedures until a price from an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium,

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August 31, 2024

regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC, through the Committee, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC monitors the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Committee if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund’s Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using the Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

SEI Alternative Income Fund

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Fund to measure fair value during the period ended August 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended August 31, 2024, there have been no significant changes to the Fund’s fair valuation methodologies. For details of the investment classifications reference the Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Fund declares its net investment income monthly and distributes monthly. The Fund makes distributions of capital gains, if any, at least annually.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements —SIMC serves as the Fund’s investment adviser (the “Adviser”). In connection with serving as Adviser, SIMC is entitled to a fee of 1.30%, which is

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NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2024

calculated daily and paid monthly, based on the average daily net assets of the Fund.

SEI Investments Global Fund Services (the “Administrator”) provides the Fund with administrative services. For its services, the Administrator is entitled to a fee of 0.10%, which is calculated daily and paid monthly, based on the average daily net assets of the Fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Fund. The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Fund will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Fund’s administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% and 0.75% for Class F & Class Y, respectively. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

Custodian Agreement — Brown Brothers Harriman & Co. serves as the custodian of the Fund. The custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold in the Fund.

Transfer Agent Servicing Agreement — UMB Fund Services, Inc. serves as the transfer agent for the Fund.

Payment to Affiliates — Certain officers and Trustees of the Fund are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Fund pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Fund as incurred.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the period ended August 31, 2024, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
SEI Alternative Income Fund
Purchases	$—	$44,512	$44,512
Sales	—	14,778	14,778

5. CAPITAL STOCK

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares of each class, no par value per share. Subject to investor eligibility, the minimum initial investment by a shareholder for each of Class F and Class Y Shares is $100,000 with minimum subsequent investments of $1,000. The minimum balance requirement for each of Class F and Class Y Shares is $10,000.

The Fund offers two separate classes of Shares designated as Class Y and Class F on a continuous basis at the net asset value per share. The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares, however, as an “interval fund,” the Fund will provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

With respect to repurchase offers by the Fund from October 31, 2023 (inception date of Fund) through August 31, 2024, the Fund offered to repurchase shares of the Fund in an amount not to exceed 5% on March 29, 2024 and June 28, 2024. No shares were tendered during either repurchase offer period for the reporting period ending August 31, 2024.

6. FEDERAL TAX INFORMATION

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in

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NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2024

accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent differences that are credited or charged to Paid-In Capital and Distributable Earnings as of August 31, 2024.

The tax character of dividends and distributions paid during the period ended August 31, 2024 was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
SEI Alternative Income Fund	2024	$1,683	$—	$1,683

As of August 31, 2024, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
SEI Alternative Income Fund	$384	$—	$—	$—	$—	$681	$(191)	$874

Post-October losses if any, represent losses realized on investment transactions from October 31,2023 through August 31, 2024 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the period ended August 31, 2024, there were no capital loss carryforwards.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at August 31, 2024, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
SEI Alternative Income Fund	$29,953	$718	$(37)	$681

Management has analyzed the Fund’s tax position taken on the federal income tax return and has concluded that as of August 31, 2024, no provision for income tax would be required in the Fund’s financial statements. The

Fund’s federal and state income and federal excise tax returns for the tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

In the normal course of business, the Fund may enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Fund:

Collateralized Loan Obligations Risk — A CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. If the CLO’s outstanding debt is not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility,

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NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2024

the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Liquidity Risk — Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.

Privately Issued Securities Risk — CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Covenant Lite Loans Risk — Certain of the underlying loans or debt securities in which a CLO may invest may be issued or offered as “covenant lite” loans or debt, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

CLO Manager Risk — CLO securities are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans and debt securities within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance.

Extended Settlement Risk — Newly issued CLO securities purchased in the primary market typically experience delayed or extended settlement periods, possibly longer than seven days. In the period following such a purchase and prior to settlement these CLO securities may be considered less liquid than similar CLO securities available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO security prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Below Investment Grade Securities Risk — The Fund may invest in CLO debt and equity tranches that are rated below investment grade. Additionally, CLOs may hold below-investment grade securities and certain

SEI Alternative Income Fund

of the underlying loans and debt securities in which a CLO may invest may be rated below investment grade. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Key Personnel Risk — The Fund is dependent upon the key personnel of the Adviser for the Fund’s future success.

Fair Valuation of the Fund’s Portfolio Investments — Generally there is no public market for the CLO investments the Fund targets. As a result, the Adviser values these securities at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of its investments.

Market Risk — Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments.

A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities, or adversely and materially affect the value of its investments, any of which would negatively affect the Fund’s performance. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Reinvestment Risk — CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Limited Investment Opportunities Risk — The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk — The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Temporary Defensive Positions — The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term affiliated or non-affiliated fixed income or money market funds.

New Fund Risk — There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

8. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of August 31, 2024, SPTC held of record the following:

SEI Alternative Income Fund
Class F	100.00%
Class Y	100.00%

SPTC is not a direct service provider to the Fund. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Fund as custodian for shareholders that are clients of the advisors and financial planners.

SEI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS (Concluded)

August 31, 2024

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of August 31, 2024.

SEI Alternative Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees

SEI Alternative Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the SEI Alternative Income Fund (the Fund), including the schedule of investments, as of August 31, 2024, the related statement of operations and statement of changes in net assets for the period from October 31, 2023 (commencement of operations) to August 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the period from October 31, 2023 to August 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations and the changes in its net assets for the period from October 31, 2023 to August 31, 2024, and the financial highlights for the period from October 31, 2023 to August 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures when replies were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

October 24, 2024

SEI Alternative Income Fund

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2024.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Chairman of the Board of Trustees*	since 2023	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	103

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*	Mr. Nesher is a Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

SEI Alternative Income Fund

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2023	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	103

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee	since 2023	Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, from December 2002-June 2024. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	103

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2023	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	103

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

SEI Alternative Income Fund

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)(Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 78 yrs. Old	President and CEO	since 2023	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Treasurer and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2023

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2023

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP from May 2005 - October 2008.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Vice President and Assistant Secretary	since 2023

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 44 yrs. Old	Vice President and Assistant Secretary	since 2023

Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.

				N/A	N/A

SEI Alternative Income Fund

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Brian Vargo One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Vice President	since 2023

Vice President and Assistant Secretary of SIMC since 2023. Vice President and Assistant Secretary of SEI Investment Strategies, LLC since 2023. Attorney at Royer Cooper Cohen Braunfeld LLC from May 2018 to February 2023. Attorney at K&L Gates LLP from January 2016 to December 2017. Attorney at Dechert LLP from September 2001 to December 2015.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Vice President	since 2023	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2024

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011-March 2015; Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from July 2007-April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds, SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

SEI Alternative Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

August 31, 2024

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2024 through August 31, 2024).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 3/1/24	Ending Account Value 8/31/24	Annualized Expense Ratios	Expenses Paid During Period *
SEI Alternative Income Fund
Actual Fund Return
Class F	$1,000.00	$1,056.50	1.00%	$5.17
Class Y	1,000.00	1,057.80	0.75	3.88
Hypothetical 5% Return
Class F	$1,000.00	$1,020.11	1.00%	$5.08
Class Y	1,000.00	1,021.37	0.75	3.81

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

SEI Alternative Income Fund

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a August 31, 2024, taxable year end, this notice is for informational purposes only. For shareholders with a August 31, 2024, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2024, the Fund is designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income Deduction (6)
SEI Alternative Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	91.32%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Alternative Income Fund

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SEI Alternative Income Fund/Annual Report/August 31, 2024

Trustees

Robert A. Nesher, Chairman

Nina Lesavoy

James M. Williams

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

David F. McCann

Vice President, Secretary

Timothy D. Barto

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Brian Vargo

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Briget Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, Pennsylvania 19456

SEI-ALT (8/24)

(b) Not applicable.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2024 as follows:

		Fiscal Year 2024
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$73,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees	$0	$0	$0
(d)	All Other Fees(2)	$0	$311,174	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal Year 2024
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2024 were $311,174. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 1 of this form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form, if applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act (including 2019 supplementary guidance and a 2020 policy statement from the Securities and Exchange Commission (“SEC”)1 requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204- 2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1. Third Party Proxy Voting Service – SIMC has elected to retain a third-party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (“Guidelines”), with certain limited exceptions as outlined in detail below. The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2. Establishment of Proxy Voting Committee – SIMC maintains a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel. The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet (virtually or in-person) as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3. Approval/Amendments of Proxy Voting Guidelines – The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends any change(s) or amendment(s) to SIMC’s Guidelines, the Committee shall meet to consider the proposed change(s)/amendments(s) and consider all relevant factors. If approved by the Committee, the change(s)/amendment(s) shall be accepted, and the Guidelines revised accordingly.

[1]	The SEC issued guidance in 2019 (SEC Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Release No. IA-5325 (Aug. 21, 2019) regarding how the fiduciary duty and Rule 206(4)-6 relate to an investment adviser’s exercise of voting authority on behalf of clients and a 2020 SEC policy statement to further supplement such guidance (Release No. IA-5547 (July 22, 2020)).

4. Circumstances Where Certain Proxy Votes May Not Be Cast – In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies.

a)	Abstention or No Vote. SIMC may abstain or choose not to vote in the event any of the following conditions are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;
•	The Service does not make a recommendation on the issue;
•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy are deemed to exceed the expected benefits to clients;
•	The securities are on loan (see below);
•	Share blocking (see below); or
•	The Committee is unable to convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

b)	Securities on Loan. In addition, it is SIMC’s policy not to vote proxies for securities that are on loan. SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies.

c)	Share Blocking. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5. Proxies of Investment Companies – With respect to proxies of an affiliated investment company or series thereof, such as the SEI U.S. Mutual Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law or otherwise, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 7 below.

6. Override of Service Recommendations – The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of the Guidelines. From time to time the Service will provide SIMC with supplemental materials/information and/or updated recommendations after the initial pre-population of votes (in accordance with the Guidelines) but prior to the submission/voting deadline. In the absence of an override, the Service will vote the proxies in accordance with the recommendation provided. SIMC retains the authority to override the Service’s recommendation in certain scenarios (as detailed below, and instruct the Service to vote in a manner at variance with the Service’s recommendation.

a)	Client Directed Proxy Votes. SIMC clients who have delegated voting responsibility to SIMC with respect to their account may from time to time contact their SEI/SIMC client representative if they would like to request SIMC vote a certain way in a particular solicitation. In such circumstances, SIMC will use its commercially reasonable efforts to vote according to the client’s request but cannot provide assurances that such voting requests will be implemented. For the avoidance of doubt, the client may not direct votes for securities within an SEI Fund or Pooled Investment Vehicle.

b)	Requests by Third Party Sub-Advisers to Direct Proxy Votes. Third Party Sub-Advisers retained by SIMC to manage assets within the SEI Funds may contact SIMC with requests that SIMC cast a proxy vote in a particular solicitation which would result in an override of the Service’s recommendation, In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendations of the Sub-Adviser and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

c)	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third-party vendor to assist with Shareholder Engagement (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by way of collaborating with investors, facilitating many avenues of active ownership (including direct constructive dialogue with companies) and assisting with shareholder resolutions and proxy-voting decisions. As a result of this process, the Engagement Service will at times provide to SIMC proxy Voting recommendations that may conflict with the Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendations are expected to be limited to companies with which the Engagement Service is engaged on SIMC’s behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer. In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendation of the Engagement Service and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting for the basis of the Committee’s decision.

7. Conflict of Interest – A decision to override the Service’s recommendation could implicate a conflict of interest. As a result, SIMC may not override the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;
•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.	Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.
3.	Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[2] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [3]
2.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
3.	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

[2]	The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).
[3]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii of Form 13F.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.	Obtain Client Consent or Direction – If the Committee approves the proposal to override the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.	For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 7 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

8. Proxies in Foreign Jurisdictions – With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

David S. Aniloff (the “Portfolio Manager”) serves as senior portfolio manager of the Fund. Mr. Aniloff joined SEI in 2000 and serves as one of two senior portfolio managers on the Global High Yield Team. Mr. Aniloff was a key developer of SEI’s structured credit solutions and currently serves as portfolio manager with responsibility for strategy development, manager analysis, security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with the Adviser for more than 5 years.

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio manager did not beneficially own any shares of the Fund.

Other Accounts. As of June 30, 2024, in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2023 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	2	$2,965.19 million	3	$1,163.11 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Alternative Income Fund

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: November 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO
Date: November 6, 2024

By (Signature and Title)	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel, Treasurer & CFO

Date: November 6, 2024